Exhibit 21.1

Expected Subsidiaries of SpinCo Immediately Following the Separation

The following entities are expected to be subsidiaries of SpinCo upon completion of the separation described in the information statement:

Name	State or Country of Incorporation or Organization
Advanced Range Enterprise Solutions LLC	Delaware

Aeroptic, LLC	Massachusetts

Alkali Metal Processing Limited	United Kingdom

Alliance for Space Communications to Enable New Discovery, LLC	Florida

Amazon Finance LLC	Delaware

ASCEND Aerospace and Technology LLC	Florida

Automotive Testing Operations, LLC	Delaware

Blue Canopy Group, LLC	Virginia

Buffalo Group LLC	Delaware

Canadian National Energy Alliance Ltd.	Canada

Canadian Nuclear Laboratories Ltd.	California

Carondelet Energy Readiness LLC	Delaware

Cavendish Dounreay Partnership Limited	United Kingdom

CH2M Hill BWXT West Valley, L.L.C	Delaware

CH2M HILL GmbH	Germany

CH2M Hill IDC SARL	France

CH2M HILL International Nuclear Services Ltd	United Kingdom

CH2M Hill New York Inc.	New York

CH2M HILL Plateau Remediation Company	Washington

CH2M-WG Idaho, LLC	Idaho

Critical Mission Services sp. z.o.o (Poland NewCo)	Poland

Cumbria Nuclear Solutions Limited	United Kingdom

Energy, Safety & Risk Consultants (UK) Limited	United Kingdom

Energy, Security and Technology Canada Ltd.	Canada

Energy, Security and Technology LLC (dba ES&T North America)	Delaware

Energy, Security and Technology UK Limited	United Kingdom

Fast Reactor Technology Limited	United Kingdom

Federal Network Systems LLC	Delaware

Four Rivers Nuclear Partnership, LLC	Delaware

Idaho Environmental Coalition LLC	Delaware

Jacobs Aerospace Test Operations LLC	Delaware

Jacobs Asia K.K.	Japan

Jacobs Australia Pty Limited	Australia

Jacobs Clean Energy France SAS	France

Jacobs Clean Energy International Limited	United Kingdom

Jacobs Clean Energy Limited	United Kingdom

Jacobs Clean Energy s.r.o	Czech Republic

Jacobs Clean Energy SA (PTY) Ltd	South Africa

Jacobs E&C Limited	United Kingdom

Jacobs Field Services Limited	United Kingdom

Jacobs Multiconsult Decommissioning ANS	Norway

Jacobs Nucleaire	France

Jacobs Slovakia s.r.o.	Slovakia

Jacobs Stobbarts Limited	United Kingdom

Jacobs Technology Inc.	Tennessee

Jacobs Telecommunications Inc.	New Jersey

Mission Conversion Services Alliance, LLC	Delaware

Mission Support and Test Services, LLC	Delaware

Momentum SNC	France

National Nuclear Corporation Limited	United Kingdom

National Security Technologies, LLC	Delaware

OneAim	Unincorporated joint venture

Pantex Mission Alliance LLC	Delaware

PUMMA	Unincorporated joint venture

PWR Power Projects Limited	United Kingdom

Quality Systems Engineering Consortium, LLC	California

SafeG	Unincorporated joint venture

Savannah River Completion Alliance, LLC	Delaware

Savannah River Remediation LLC	Delaware

Sotera Defense Solutions, Inc.	Delaware

The KeyW Corporation	Maryland

The KeyW Holding Corporation	Maryland

Triple20 LLC	Maryland

UCOR LLC (fka URS-CH2M Oak Ridge, LLC)	Tennessee

United Cleanup Oak Ridge LLC	Delaware

Washington Closure Hanford LLC	Delaware

West Valley Cleanup Alliance LLC	Delaware

Expected Subsidiaries of Combined Co Immediately Following the Merger

Entity Name	State or Country of Incorporation or Organization
AC First, LLC	Delaware

Advanced Range Enterprise Solutions LLC	Delaware

Advanced Range Enterprise Solutions LLC	Delaware

Aeroptic, LLC	Massachusetts

Afghan Holdco LLC	Delaware

Africa Expeditionary Services LLC	Delaware

AGS Sudan Limited	South Sudan

Airport & MRO Facilities Nigeria Limited	Nigeria

Alkali Metal Processing Limited	United Kingdom

Alliance for Space Communications to Enable New Discovery, LLC	Florida

Amazon Finance LLC	Delaware

Amentum (UK) Ltd.	United Kingdom

Amentum Business Support Services Inc.	Philippines

Amentum Commercial Operations, Inc.	Delaware

Amentum Environment & Energy, Inc.	Ohio

Amentum Facility Management UK Ltd.	United Kingdom

Amentum Global Services - Australia Pty Ltd	Australia

Amentum Government Services Holdings LLC	Delaware

Amentum Government Services Holdings Sub LLC	Delaware

Amentum Government Services Parent Holdings LLC	Delaware

Amentum Government Services, Inc.	Delaware

Amentum Holdings LLC	Delaware

Amentum International Holdings UK Ltd.	United Kingdom

Amentum N&E Holdings LLC	Delaware

Amentum N&E UK Holdings Limited	United Kingdom

Amentum National Security Programs, Inc.	Virginia

Amentum Nuclear & Environment Holdings, Inc.	Delaware

Amentum Operaciones Comerciales	Mexico

Amentum Operaciones Comerciales CR	Costa Rica

Amentum Services Canada, Inc.	Canada

Amentum Services Colombia S.A.S.	Colombia

Amentum Services SDN. BHD.	Malaysia

Amentum Services, Inc.	Delaware

Amentum Singapore Pte. Ltd.	Singapore

Amentum Spaceport LLC	Delaware

Amentum Special Mission Services, Inc.	Pennsylvania

Amentum SPV LLC	Delaware

Amentum Technical Services LLC	Delaware

ASCEND Aerospace and Technology LLC	Florida

Augility Pty Limited	Australia

Augility Services Pty Limited	Australia

Automotive Testing Operations, LLC	Delaware

Avicom do Brasil Manutencao de Aeronaves Ltda	Brazil

Blue Canopy Group, LLC	Virginia

Bravour Leistungen GmbH	Germany

Buffalo Group LLC	Delaware

Canadian National Energy Alliance Ltd.	Canada

Canadian Nuclear Laboratories Ltd.	California

Carondelet Energy Readiness LLC	Delaware

Casals & Associates, Inc.	Virginia

Cavendish Dounreay Partnership Limited	United Kingdom

Centra Services Corporation	Massachusetts

Centra Technology, Inc.	Maryland

CH2M Hill BWXT West Valley, L.L.C	Delaware

CH2M HILL GmbH	Germany

CH2M Hill IDC SARL	France

CH2M HILL International Nuclear Services Ltd	United Kingdom

CH2M Hill New York Inc.	New York

CH2M HILL Plateau Remediation Company	Washington

CH2M-WG Idaho, LLC	Idaho

CH2M-WG Idaho, LLC	Idaho

Courage Services, Inc.	Virginia

Critical Mission Services sp. z.o.o (Poland NewCo)	Poland

Culpeper National Security Solutions LLC	Delaware

Cumbria Nuclear Solutions Limited	United Kingdom

Defense Support Services International 3 LLC	Delaware

Defense Support Services International, LLC	Delaware

Delta Bridge, Inc.	Virginia

DTS Aviation Services LLC	Nevada

DynCorp Aerospace Operations LLC	Delaware

DynCorp International Business Services Private Limited	India

DynCorp International LLC	Delaware

DynCorp International Services GmbH	Germany

DynCorp International Services LLC	Virginia

DynCorp LLC	Delaware

DZSP 21 LLC	Delaware

EG&G Defense Materials, Inc.	Utah

Energy, Safety & Risk Consultants (UK) Limited	United Kingdom

Energy, Security and Technology Canada Ltd.	Canada

Energy, Security and Technology LLC (dba ES&T North America)	Delaware

Energy, Security and Technology UK Limited	United Kingdom

Equitas International LLC	Delaware

Fast Reactor Technology Limited	United Kingdom

Federal Network Systems LLC	Delaware

Four Rivers Nuclear Partnership, LLC	Delaware

Future Investment Group LLC	Egypt

GL Systems LLC	Delaware

Global Linguist Solutions LLC	Delaware

Global Linguist Solutions Turkey Tercüme Hizmetleri Limited Şirketi	Turkey

Global Management Services GmbH	Germany

Global Sourcing Solutions	Cayman Islands

Greenline Systems Canada Ulc	Canada

Idaho Environmental Coalition LLC	Delaware

Jacobs Aerospace Test Operations LLC	Delaware

Jacobs Asia K.K.	Japan

Jacobs Australia Pty Limited	Australia

Jacobs Clean Energy France SAS	France

Jacobs Clean Energy International Limited	United Kingdom

Jacobs Clean Energy Limited	United Kingdom

Jacobs Clean Energy s.r.o	Czech Republic

Jacobs Clean Energy SA (PTY) Ltd	South Africa

Jacobs E&C Limited	United Kingdom

Jacobs Field Services Limited	United Kingdom

Jacobs Multiconsult Decommissioning ANS	Norway

Jacobs Nucleaire	France

Jacobs Slovakia s.r.o.	Slovakia

Jacobs Stobbarts Limited	United Kingdom

Jacobs Technology Inc.	Tennessee

Jacobs Telecommunications Inc.	New Jersey

JT4, LLC	Delaware

Lear Siegler Logistics International, Inc.	Delaware

Macfadden & Associates, Inc.	Virginia

Macfadden International Suarl	Tunisia

McNeil Security, Inc.	Virginia

Mission Conversion Services Alliance, LLC	Delaware

Mission Support and Test Services, LLC	Delaware

Momentum SNC	France

MS Federal Services, Inc.	Nevada

MSFS Holdings US, Inc.	Nevada

MT Holding Corp.	Delaware

National Nuclear Corporation Limited	United Kingdom

National Security Technologies, LLC	Delaware

OneAim	Unincorporated joint venture

Pacific Architects and Engineers, LLC	Delaware

Pacific Operations Maintenance Company	California

PAE (Australia) Pty. Limited	Australia

PAE Applied Technologies International LLC	Delaware

PAE Applied Technologies LLC	Delaware

PAE Canada, Inc.	California

PAE Colombia Ltda.	Colombia

PAE Design and Facility Management	California

PAE Foundation	Bosnia and Herzegovina

PAE Global Support LLC	Delaware

PAE Government Services Colombia S.A.S.	Colombia

PAE Government Services Mexico, S. De R.L. De C.V.	Mexico

PAE Government Services, Inc.	California

PAE Humanitarian Response LLC	Delaware

PAE India Support Center LLP	India

PAE International	California

PAE Justice Support	Virginia

PAE LLC	Delaware

PAE Logistics LLC	California

PAE Services Canada Inc.	Canada

PAE Shared Services LLC	Delaware

PAE Shield Acquisition Company LLC	Delaware

PAE Training Services, LLC	Delaware

PAE Worldwide Incorporated	Delaware

PAE-Perini LLC	Delaware

Pantex Mission Alliance LLC	Delaware

Phoenix Consulting Group, LLC	Alabama

PUMMA	Unincorporated joint venture

PWR Power Projects Limited	United Kingdom

Quality Systems Engineering Consortium, LLC	California

SafeG	Unincorporated joint venture

Savannah River Completion Alliance, LLC	Delaware

Savannah River Remediation LLC	Delaware

Service Systems (Singapore) Pte. Ltd.	Singapore

Services International LLC	Delaware

Sotera Defense Solutions, Inc.	Delaware

TATE, Incorporated	Maryland

The KeyW Corporation	Maryland

The KeyW Holding Corporation	Maryland

Triple20 LLC	Maryland

UCOR LLC (fka URS-CH2M Oak Ridge, LLC)	Tennessee

United Cleanup Oak Ridge LLC	Delaware

URS Federal Project Services, LLC	Maryland

URS Federal Services International, Inc.	Delaware

USA Repository Services LLC	Delaware

Washington Closure Hanford LLC	Delaware

Washington Demilitarization Company, LLC	Delaware

Washington Government Environmental Services Company LLC	Delaware

Washington Savannah River Company LLC	Delaware

West Valley Cleanup Alliance LLC	Delaware

West Valley Nuclear Services Company LLC	Delaware

WGI Global Inc.	Nevada

Worldwide For General Services, Construction And Engineering Services And Subsistence Services LLC	Iraq

Worldwide Management and Consulting Services LLC	Delaware

Worldwide Recruiting and Staffing Services LLC	Delaware

WSMS-MK LLC	Tennessee